UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 6, 2006
Date of Report (Date of earliest event reported)

Exact Name of Registrant as Specified in Its Charter; State of
Commission File	Incorporation; Address of Principal Executive Offices; and	IRS Employer
Number	Telephone Number	Identification Number
1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street – Suite 3300 P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-4321	36-0938600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Supplemental Indenture
Opinion dated March 6, 2006 of Sidley Austin LLP

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On March 6, 2006, Commonwealth Edison Company (ComEd) issued $325 million aggregate principal amount of its First Mortgage 5.90% Bonds, Series 103, due March 15, 2036. See Item 2.03 below for a description of those Bonds and related agreements.
Section 2 — Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On March 6, 2006, ComEd issued $325 million of its First Mortgage 5.90% Bonds, Series 103, due March 15, 2036. The Bonds were issued pursuant to ComEd’s Mortgage dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture dated August 1, 1944 (Mortgage) and the Supplemental Indenture dated as of February 22, 2006 (Supplemental Indenture). The Mortgage is a first mortgage lien on ComEd’s utility assets. The proceeds of the Bonds were used to supplement working capital previously used to refinance amounts that ComEd used to repay $54,171,000 First Mortgage 9.875% Bonds, Series 75, due June 15, 2020, which ComEd redeemed early; $162,910,000 First Mortgage 7.00% Bonds, Series 93, due July 1, 2005; and $107,024,000 6.4% Notes due October 15, 2005. The Bonds were registered under the Securities Act of 1933, as amended, pursuant to ComEd’s Registration Statement on Form S-3 (Registration No. 333-99363), which was declared effective by the Securities and Exchange Commission on January 13, 2003.
The Bonds carry an interest rate of 5.90% per annum, which is payable semi-annually on March 15 and September 15, commencing September 15, 2006. The Bonds are redeemable at any time at ComEd’s option at a “make-whole” redemption price calculated as provided in the Supplemental Indenture. A copy of the Supplemental Indenture, which establishes the terms of the Bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
In connection with the issuance of the Bonds, Sidley Austin LLP provided ComEd with the legal opinion attached to this report as Exhibit 5.1.
A copy of the Underwriting Agreement dated February 27, 2006 among ComEd and J.P. Morgan Securities Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this report.
* * * * *
Forward-Looking Statements
Except for the historical information contained herein, certain of the matters discussed in this report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a Registrant include those factors discussed herein, as well as the items discussed in (a) ComEd’s 2005 Annual Report on Form 10-K—ITEM 1A. Risk Factors, (b) ComEd’s 2005 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: ComEd—Note 17, and (c) other factors discussed in filings with the SEC by ComEd. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-99363, as noted below:

Registration
8-K	Statement
Exhibit No.	Exhibit No.	Description
1.1	1-1-3	Underwriting Agreement dated February 27, 2006 among ComEd and J.P. Morgan Securities Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

4.1	4-4-3	Supplemental Indenture dated as of February 22, 2006 from ComEd to BNY Midwest Trust Company, as trustee, and D.G. Donovan, as co-trustee.

5.1	5-1-4	Opinion dated March 6, 2006 of Sidley Austin LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald Robert K. McDonald
Senior Vice President, Chief Financial Officer,
Treasurer and Chief Risk Officer
March 7, 2006

EXHIBIT INDEX

Registration
8-K	Statement
Exhibit No.	Exhibit No.	Description
1.1	1-1-3	Underwriting Agreement dated February 27, 2006 among ComEd and J.P. Morgan Securities Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

4.1	4-4-3	Supplemental Indenture dated as of February 22, 2006 from ComEd to BNY Midwest Trust Company, as trustee, and D.G. Donovan, as co-trustee.

5.1	5-1-4	Opinion dated March 6, 2006 of Sidley Austin LLP.